UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  April 18, 2016
(Date of earliest event reported)

KINGSTONE COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1665	36-2476480
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

15 Joys Lane, Kingston, NY	12401
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 802 -7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 18, 2016, Kingstone Companies, Inc. (the “Company”) sold 595,238 newly issued shares of common stock to RenaissanceRe Ventures Ltd. (the “Purchaser”), a subsidiary of RenaissanceRe Holdings Ltd., for a purchase price of $8.40 per share (the “Offering”). The Company received $5,000,000 in gross proceeds from the sale, or $4,850,000 in net proceeds.

In connection with the Offering, the Company entered into a Purchase Agreement (the “Purchase Agreement”) with the Purchaser that contains customary representations, warranties and covenants. The Purchase Agreement also includes an agreement by the Company to indemnify the Purchaser against certain liabilities.

The Purchase Agreement requires the Company to file a registration statement with the Securities and Exchange Commission (the “SEC”) to register for resale the shares of common stock issued to the Purchaser in the Offering. The registration statement must be filed not later than 30 days after the closing of the Offering and the Company must use its commercially reasonable efforts to cause such registration statement to be declared effective, subject to certain exceptions, on the earlier of (i) 60 calendar days or, if the registration statement is selected for review by the SEC, 120 calendar days after the closing of the Offering and (ii) the 5th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be reviewed or will not be subject to further review.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement in the form filed as Exhibit 10.1 to this Current Report, which is incorporated herein by reference.

Item 3.02.	Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 relating to the issuance of the Company’s common stock to the Purchaser is hereby incorporated by reference under this Item 3.02. The issuance of the shares of common stock to the Purchaser was exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Pursuant to the Purchase Agreement, the Company has agreed to file within 30 days following the date of the Purchase Agreement a registration statement under the Securities Act to register the resale of the shares of common stock issued to the Purchaser.

Item 8.01.	Other Events.

On April 18, 2016, the Company issued a press release (the “Press Release”) announcing the transaction described in Item 1.01.  A copy of the Press Release is furnished as Exhibit 99.1 hereto.

The information in the Press Release is being furnished, not filed, pursuant to this Item 8.01. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Report with respect to the Press Release is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report with respect to the Press Release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

	10.1	Purchase Agreement, dated April 18, 2016, by and between Kingstone Companies, Inc. and RenaissanceRe Ventures Ltd.

	99.1	Press Release, dated April 18, 2016, issued by Kingstone Companies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTONE COMPANIES, INC.

April 18, 2016	By:	/s/ Barry B. Goldstein
Barry B. Goldstein
President

EXHIBIT INDEX

Exhibit Number	Description

10.1	Purchase Agreement, dated April 18, 2016, by and between Kingstone Companies Inc. and RenaissanceRe Ventures Ltd.

99.1	Press Release, dated April 18, 2016, issued by Kingstone Companies, Inc.